FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue New York, New York		10171
(Address of principal executive offices)		(Zip Code)

(212) 813-6000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 8, 2017, MarketAxess Holdings Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). A total of 34,755,013 shares of common stock were present or represented by proxy at the 2017 Annual Meeting, representing 93.70% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal 1 — Election of Directors. The results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Richard M. McVey	32,439,014	287,994	101,331	1,926,674
Steven L. Begleiter	32,789,374	32,018	6,947	1,926,674
Stephen P. Casper	32,565,744	255,613	6,982	1,926,674
Jane Chwick	32,774,419	47,116	6,804	1,926,674
William F. Cruger	32,780,972	40,066	7,301	1,926,674
David G. Gomach	32,669,091	152,265	6,983	1,926,674
Carlos M. Hernandez	32,601,636	219,720	6,983	1,926,674
Richard G. Ketchum	32,784,096	37,260	6,983	1,926,674
John Steinhardt	32,647,553	173,804	6,982	1,926,674
James J. Sullivan	32,789,488	31,868	6,983	1,926,674

Proposal 2 — Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The results were as follows:

For	Against	Abstain
34,373,716	190,159	191,138

Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
31,822,579	492,085	513,675	1,926,674

Proposal 4 — Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results are below. One year received the greatest number of votes. Based on these results, and consistent with the Board’s recommendation, the Board has determined that the Company will hold an advisory vote on executive compensation on an annual basis until the next stockholder advisory vote on the frequency of the advisory vote on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
28,989,987	3,152	3,830,285	4,915	1,926,674

For more information on the 2017 Annual Meeting and the foregoing proposals, see the Company’s proxy statement dated April 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: June 9, 2017	By:	/s/ Scott Pintoff
		Name:	Scott Pintoff
		Title:	General Counsel and Secretary

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